EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetingcenter.io/295614271,

on December 15 at 11:30 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

BLK2020

Please detach at perforation before mailing.

PROXY	BLACKROCK MARYLAND MUNICIPAL BOND TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 2020 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Maryland Municipal Bond Trust (“BZM”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of BZM to be held on Tuesday, December 15, 2020 at 11:30 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/295614271. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLK2020. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BZM_31540_102020

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on December 15, 2020.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-31540

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1A.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock Maryland Municipal Bond Trust (“BZM”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BZM and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “BZM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BZM’s assets and the assumption by the Acquiring Fund of substantially all of BZM’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BZM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BZM of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BZM in accordance with its Agreement and Declaration of Trust and Delaware law (the “BZM Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	BZM 31540 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetingcenter.io/295614271,

on December 15 at 11:30 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

BLK2020

Please detach at perforation before mailing.

PROXY                                                    BLACKROCK MASSACHUSETTS TAX-EXEMPT TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2020

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Massachusetts Tax-Exempt Trust (“MHE”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MHE to be held on Tuesday, December 15, 2020 at 11:30 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/295614271. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLK2020. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MHE_31540_102020

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on December 15, 2020.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-31540

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals
1C.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock Massachusetts Tax-Exempt Trust (“MHE”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MHE and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “MHE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MHE’s assets and the assumption by the Acquiring Fund of substantially all of MHE’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MHE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MHE of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MHE in accordance with its Declaration of Trust and Massachusetts law ( the “MHE Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

3.

In the event there are not sufficient votes at the time of the Fund Joint Special Meeting to constitute a quorum or to approve the MHE Reorganization Agreement and the Chair of the Fund Joint Special Meeting proposes the adjournment with respect to one or more matters to be considered by MHE shareholders, the common shareholders and the VRDP Holders of MHE are being asked to vote as a single class on the proposal to permit further solicitation of proxies.

FOR AGAINST ABSTAIN ☐ ☐ ☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MHE 31540 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetingcenter.io/295614271,

on December 15 at 11:30 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

BLK2020

Please detach at perforation before mailing.

PROXY                                                          BLACKROCK MUNIYIELD ARIZONA FUND, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2020

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield Arizona Fund, Inc. (“MZA”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MZA to be held on Tuesday, December 15, 2020 at 11:30 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/295614271. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLK2020. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MZA_31540_102020

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on December 15, 2020.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-31540

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1E.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield Arizona Fund, Inc. (“MZA”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MZA and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “MZA Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MZA’s assets and the assumption by the Acquiring Fund of substantially all of MZA’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MZA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MZA of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MZA in accordance with its charter and Maryland law (the “MZA Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MZA 31540 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetingcenter.io/295614271,

on December 15 at 11:30 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

BLK2020

Please detach at perforation before mailing.

PROXY                                                         BLACKROCK MUNIYIELD INVESTMENT FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2020

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield Investment Fund (“MYF”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYF to be held on Tuesday, December 15, 2020 at 11:30 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/295614271. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLK2020. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MYF_31540_102020

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on December 15, 2020.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-31540

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1G.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield Investment Fund (“MYF”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYF and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “MYF Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYF’s assets and the assumption by the Acquiring Fund of substantially all of MYF’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYF, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYF of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MYF in accordance with its Declaration of Trust and Massachusetts law (the “MYF Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MYF 31540 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetingcenter.io/295614271,

on December 15 at 11:30 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

BLK2020

Please detach at perforation before mailing.

PROXY                                                       BLACKROCK MUNIENHANCED FUND, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2020

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniEnhanced Fund, Inc. (“MEN”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MEN to be held on Tuesday, December 15, 2020 at 11:30 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/295614271. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLK2020. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MEN_31540_102020

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on December 15, 2020.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-31540

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1I.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniEnhanced Fund, Inc. (“MEN”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MEN and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “MEN Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MEN’s assets and the assumption by the Acquiring Fund of substantially all of MEN’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MEN, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MEN of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MEN in accordance with its charter and Maryland law (the “MEN Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MEN 31540 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetingcenter.io/295614271,

on December 15 at 11:30 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

BLK2020

Please detach at perforation before mailing.

PROXY                                                          BLACKROCK MUNIYIELD QUALITY FUND, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2020

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield Quality Fund, Inc. (“MQY”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MQY to be held on Tuesday, December 15, 2020 at 11:30 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/295614271. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLK2020. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MQY_31540_102020

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on December 15, 2020.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-31540

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals
2A.

The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Maryland Municipal Bond Trust and the Acquiring Fund.

FOR AGAINST ABSTAIN ☐ ☐ ☐

2B.

The common shareholders and VRDP Holders of the Acquiring Fund, are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Massachusetts Tax-Exempt Trust and the Acquiring Fund.

FOR AGAINST ABSTAIN ☐ ☐ ☐

2C.

The common shareholders and VRDP Holders of the Acquiring Fund, are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Arizona Fund, Inc. and the Acquiring Fund.

FOR AGAINST ABSTAIN ☐ ☐ ☐

2D.

The common shareholders and VRDP Holders of the Acquiring Fund, are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Investment Fund and the Acquiring Fund.

FOR AGAINST ABSTAIN ☐ ☐ ☐

2E.

The common shareholders and VRDP Holders of the Acquiring Fund, are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniEnhanced Fund, Inc. and the Acquiring Fund.

FOR AGAINST ABSTAIN ☐ ☐ ☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	MQY 31540 M xxxxxxxx